Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Annual Report on Form 10-K of Motorsport Games Inc. (the “Company”) for the year ended December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, Dmitry Kozko, Chief Executive Officer of the Company, and Jason Potter, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 24, 2023	/s/ Dmitry Kozko
Dmitry Kozko
Chief Executive Officer (Principal Executive Officer)

Date: March 24, 2023	/s/ Jason Potter
Jason Potter
Chief Financial Officer (Principal Financial and Accounting Officer)